SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 7, 2005
MAXXAM INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or other jurisdiction of incorporation)
1-3924
(Commission File Number)
95-2078752
(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard
Suite 2000
Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 975-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     Attached hereto as Exhibit 99.1 (and incorporated herein by reference) is a press release issued on September 7, 2005 by Scotia Pacific Company LLC, a wholly owned indirect subsidiary of the Registrant (“SCOPAC”), regarding SCOPAC’s projected future harvest levels and proposed watershed-wide waste discharge requirements issued by the staff of the California North Coast Regional Water Quality Control Board.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
99.1	Press release of SCOPAC dated September 7, 2005 (furnished herewith).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.

Date: September 7, 2005	By:	/s/ Bernard L. Birkel
	Name:	Bernard L. Birkel
	Title:	Secretary & Senior Assistant General Counsel
EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release of SCOPAC dated September 7, 2005 (furnished herewith).
0795FMS4.BLB.DOC